Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
April 30, 2023
T11-NPRT3-0623
1.9584800.109

Schedule of Investments April 30, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 61.1%
Electric Utilities – 61.1%
ALLETE, Inc.		107,823	$ 6,725,999
Alliant Energy Corp.		467,406	25,772,767
American Electric Power Co., Inc.		956,821	88,429,397
Constellation Energy Corp.		608,148	47,070,655
Duke Energy Corp.		1,433,868	141,780,868
Edison International		711,056	52,333,722
Entergy Corp.		378,413	40,709,671
Evergy, Inc.		427,400	26,545,814
Eversource Energy		648,553	50,334,198
Exelon Corp.		1,850,362	78,529,363
FirstEnergy Corp.		1,011,382	40,253,004
Hawaiian Electric Industries, Inc.		208,011	8,156,111
IDACORP, Inc.		94,294	10,477,949
MGE Energy, Inc.		69,017	5,287,392
NextEra Energy, Inc.		3,700,126	283,540,655
NRG Energy, Inc.		431,502	14,744,423
OGE Energy Corp.		373,006	14,002,645
Otter Tail Corp.		71,840	5,168,888
PG&E Corp. (a)		2,775,844	47,494,691
Pinnacle West Capital Corp.		211,905	16,626,066
PNM Resources, Inc.		153,328	7,379,677
Portland General Electric Co.		169,866	8,598,617
PPL Corp.		1,371,035	39,376,125
The Southern Co.		2,027,124	149,094,970
Xcel Energy, Inc.		1,018,984	71,237,172
TOTAL ELECTRIC UTILITIES	1,279,670,839
GAS UTILITIES – 4.3%
Gas Utilities – 4.3%
Atmos Energy Corp.		262,359	29,945,656
Chesapeake Utilities Corp.		17,976	2,220,036
National Fuel Gas Co.		163,286	9,127,687
New Jersey Resources Corp.		181,028	9,348,286
Northwest Natural Holding Co.		66,660	3,130,354
ONE Gas, Inc.		101,926	7,843,206
Southwest Gas Holdings, Inc. (a)		126,020	7,057,120
Spire, Inc.		99,120	6,713,397
Star Group LP		63,488	858,993
UGI Corp.		393,007	13,315,077
TOTAL GAS UTILITIES	89,559,812
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 3.5%
Independent Power Producers & Energy Traders – 2.2%
The AES Corp.		1,243,732	29,426,699
Vistra Corp.		670,819	16,005,741
			45,432,440
Renewable Electricity – 1.3%
Altus Power, Inc. (a)		90,668	411,633
Clearway Energy, Inc. Class A		68,145	1,974,842
Clearway Energy, Inc. Class C		153,982	4,676,433
Montauk Renewables, Inc. (a)		122,271	813,102

		Shares	Value

NextEra Energy Partners LP		162,829	$ 9,364,296
Ormat Technologies, Inc.		84,331	7,236,443
Sunnova Energy International, Inc. (a)		193,685	3,478,583
			27,955,332
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	73,387,772
MULTI-UTILITIES – 26.5%
Multi-Utilities – 26.5%
Ameren Corp.		481,372	42,827,667
Avista Corp.		130,642	5,757,393
Black Hills Corp.		123,667	8,074,218
CenterPoint Energy, Inc.		1,172,204	35,717,056
CMS Energy Corp.		540,453	33,648,604
Consolidated Edison, Inc.		660,760	65,065,037
Dominion Energy, Inc.		1,551,570	88,656,710
DTE Energy Co.		360,750	40,551,907
NiSource, Inc.		760,662	21,648,441
NorthWestern Corp.		108,645	6,368,770
Public Service Enterprise Group, Inc.		929,051	58,716,023
Sempra Energy		585,293	91,007,209
Unitil Corp.		30,308	1,684,822
WEC Energy Group, Inc.		587,344	56,484,872
TOTAL MULTI-UTILITIES	556,208,729
WATER UTILITIES – 4.4%
Water Utilities – 4.4%
American States Water Co.		70,244	6,234,155
American Water Works Co., Inc.		359,048	53,228,866
Artesian Resources Corp. Class A		16,193	887,053
California Water Service Group		102,692	5,758,967
Essential Utilities, Inc.		463,970	19,811,519
Middlesex Water Co.		18,011	1,314,443
SJW Group		46,283	3,513,805
The York Water Co.		28,586	1,201,756
TOTAL WATER UTILITIES	91,950,564
TOTAL COMMON STOCKS (Cost $2,112,892,954)			2,090,777,716

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.69% (b) (Cost $4,934,000)		4,934,000	$ 4,934,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $2,117,826,954)	2,095,711,716
NET OTHER ASSETS (LIABILITIES) (c) – (0.0%)	(502,472)
NET ASSETS – 100.0%	$2,095,209,244

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $240,000 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini Utilities Select Sector Index Contracts (United States)	60	June 2023	$4,193,400	$180,272	$180,272
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
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For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
4	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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